Exhibit 10.42b


      AMENDMENT NO. 2 TO 1992 STOCK OPTION AGREEMENT



      This Amendment No. 2 to the Stock Option Agreement dated as of February 25, 1992, as amended by Amendment No. 1 thereto dated as of April 1, 1996 (collectively the "Agreement"), is made by and between Peter J. Ratican (the "Executive") and Maxicare Health Plans, Inc., a Delaware corporation (the "Company") and dated as of February 16, 1997 (the "Amendment No. 2").

      WHEREAS, Executive wishes to exercise the Stock Option granted to him pursuant to the Agreement;

      WHEREAS, certain issues have arisen with respect to the notice and exercise provisions of Section 4(a) of the Agreement and the computation of taxes due by the Executive as a result thereof; and

      WHEREAS, as a result of the foregoing, the Company and the Executive desire to make certain changes to the Agreement as set forth herein;

      NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, Executive and the Company hereby agree as follows:


      1. Section 4(a) of the Agreement is hereby amended as follows:

           (a) to delete on the second and third line thereof "at least three, but no more than ten, business days' prior" and add in lieu thereof the following:

                "on the date of exercise";

           (b)  to  add  on  the   fourth  line  of  the  carryover
paragraph on page 3 after "accompanied by a" the following:

                "personal,"; and

           (c) to delete on the fifth through the eighth line of the first full paragraph on page 3 the parenthetical in its entirety, as follows:

                "(or, if so requested in the notice to exercise, registered in the name of the Executive and another person jointly, with right of survivorship)".

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      2.   Except as expressly set  forth  herein, all of the terms
and conditions contained in the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, this Amendment No. 2 to the Agreement has been executed as of the date first above-written.


                           MAXICARE HEALTH PLANS, INC.


                           /s/ ROBERT J. LANDIS
                           --------------------
                               Robert J. Landis
                                  Treasurer


                           EXECUTIVE


                           /s/ PETER J. RATICAN
                           ------------------------------------
                               Peter J. Ratican
                           Chairman and Chief Executive Officer

                           184 of 193